[dreyfus lion "d" logo] (reg.tm)

[dreyfus logo] (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

SMALL CAP PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Printed in U.S.A.                                              121SA986

Variable

Investment Fund,

SMALL CAP PORTFOLIO

Semi-Annual

Report

June 30, 1998

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus Variable Investment Fund -- Small Cap Portfolio completed the first half of the current fiscal year on June 30, 1998. This was a difficult period
for   small-capitalization  stocks  compared  to  large-capitalization  stocks, particularly in the latest three months. For the six-month period, the Small Cap Portfolio produced a total return of 5.95%.* This compares with a total return of 4.93% for the Fund's benchmark index, the Russell 2000 Index.**

ECONOMIC REVIEW

  In the first half of 1998, three main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates, but the U.S. economy cooled enough over the course of the half-year that no action was taken. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive in the aftermath of the Asian financial crisis late last year.

  A main influence on the U.S. economy in the first half of 1998 was Asian economic weakness. It had both positive and negative effects. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing and rising asset prices, including bonds, stocks and houses. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and rising prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector rather than the consumer sector. By midyear, the evidence of industrial weakness was clear-cut in response to a slowing of inventory accumulation and weakened exports. One result of this industrial weakness was to cool off a U.S. economy that had been growing so rapidly that there were fears that the Federal Reserve might raise interest rates. This favorable shift in expectations about Fed policy was one reason for the rise in U.S. bond and stock prices. Another background factor was the increasing evidence of prospects for multi-year budget surpluses in the U.S.

MARKET OVERVIEW

  The six-month period ended June 30, 1998, was another period of solid advance for the broad stock market indices. Three major trends could be observed within the stock market in the first half of 1998. First, the strongest performance tended to come from the largest stocks, the so-called super caps. The S&P 500, dominated by large capitalization stocks, generated a total return of 17.72% for the half-year, while Standard and Poor's MidCap 400 Index returned 8.63% and the Russell 2000 Index of small cap issues returned only 4.93%.*** Even within most of the market indices, the strongest gains tended to come from the largest stocks within the index. One contributor to this pattern was strong buying of U.S. stocks by foreign investors who often focus on the largest U.S. stocks

  Second, the relative performance of different industries revealed the heavy impact of Asian economic weakness. Most of the leading sectors during the period were either impervious to its impact or were beneficiaries of the lower inflation and long-term interest rates precipitated by the Asian crisis. Stock categories that were strongest during the half-year included financials, particularly banks, brokerage firms, insurance and diversified financial services; dominant technology companies; and cyclical consumer stocks such as advertising, airlines, automotive, broadcasting and home construction.

  The sectors that lagged tended to be those negatively influenced by Asia either via weak industrial demand or weak commodity prices. These categories included such world traded commodities as oil, metals, papers and chemicals. Capital goods companies, especially those exporting to Asia, tended to lag. This included machinery producers, semiconductor equipment companies, and engineering and construction firms.

  A third major trend was the slowing of earnings growth which was accompanied by stronger stock performance by major blue chip growth companies relative to many value stocks. As the overall growth rate of corporate profits slowed, the proportion of companies delivering strong profit growth also fell. A relatively small group of major growth stocks with undiminished profit growth prospects drew increased interest. With a stronger rise in the S&P 500 than in earnings, the price/earnings multiple of the stock market rose, reflecting an environment of low inflation and lower long-term interest rates.

  The stock market's rise in the first half of 1998 reflected a continuation of the pattern of the last several years of favorable trends in financial asset prices as low rates of inflation persist in the U.S. economy.

PORTFOLIO FOCUS

  Some portfolio managers have on their large caps and others have on their small caps. We have on our thinking caps as well as our small caps. As you know our mandate is to be in small caps; however, we think that superior long-term investment returns generally are driven by stocks that combine good management and solid fundamentals, and which can be purchased at attractive valuations. We continually look to uncover these opportunities.

  We would like to point out that the April through June quarter is only the 11th negative quarter for the Russell Index of the 1990s to date. With renewed concerns about the economic fallout from the Asian crisis, many investors fled in droves apparently to international brand name companies. Nevertheless, we currently remain optimistic that the market should at some point rotate into what we believe are attractively valued emerging leaders.

  The most rewarding sector for your Portfolio for the first half of the fiscal year was consumer services. This group was the best contributor to the Russell 2000' s performance during this period, and was the sector where we added the most value in our selections. The best performing consumer stock was Outdoor
Systems, which was also a big winner last year. Outdoor Systems is one of the few remaining publicly held pure-play billboard advertising companies. Other good consumer stocks were Profit Recovery Group International, a provider of accounts payable auditing systems for retailers, and Tommy Hilfiger. Consumer stocks that detracted from performance were time-share company Signature Resorts, Talbots, and one of last year's winners: closeout retailer Consolidated Stores.

  Following very strong outperformance last year, the financial services group was the second largest contributor to performance in this period. Our results are in contrast to the lackluster performance of this sector in terms of the Russell 2000 Index. Duff & Phelps Credit Rating was the top performer for the period, followed by multi-line insurer Reliance Group Holdings; FBL Financial Group Cl. A, an Iowa-based insurance holding company; and rounded out by two reinsurers, Life Re and Terra Nova (Bermuda) Holdings Cl. A. Not all insurers were good investments, however: W.R. Berkley, Everest Reinsurance Holdings, and CapMAC Holdings posted losses during this period. Although CapMAC was ultimately bought out by MBIA, we still own W.R. Berkley and Everest Reinsurance Holdings and believe that these stocks represent good values at these prices.

  Utilities continued their fourth quarter 1997 outperformance into the first half of 1998. We believe that the managements of these companies are becoming more proactive and shareholder friendly and, most importantly, the industry has become less regulated. The best performers for your Portfolio were in the telecom utilities sector: NEXTLINK Communications Cl. A and ICG Communications, followed by LG&E Energy, a Louisville, Kentucky-based utility holding company. Detractors to performance were USN Communications, which experienced disappointing sales, and National Fuel Gas which was plagued by the weakness in natural gas.

  In the producer segment we maintained our large position in Thiokol. Despite its name change to Cordant Technologies, the stock has maintained its rocket booster performance during the period. Other gainers, although lesser ones, were UNOVA, a manufacturer of auto transfer lines and bar coding equipment, and the industrial conglomerate Crane. Weaker industrial demand has negatively affected MagneTek and Coltec Industries. Titan International, a manufacturer of wheels and tires for agricultural and industrial markets, saw its results hampered by capacity constraints and a strike.

  The energy group had been the best performing sector for the Portfolio in the past two years, but it has been in a slump recently. One exception is Global Industries, an offshore construction producer, that continued to be a stellar investment during the first half, after having been one of the top performers for the two previous years. The poorest investment was Halter Marine Group, an oilfield services vessel constructor. This stock had been our top success story last year, but this year its earnings disappointed with some fixed price contracts and a slowdown in offshore support vessel activity. Other losers were land driller Bayard Drilling Technologies, which continued to plummet from a poorly timed fourth quarter initial public offering, and Superior Energy Services whose plug and abandonment business is a discretionary expenditure and thus deferred in periods of weak commodity pricing. We remain convinced that current energy prices are below equilibrium and hence we continue to overweight the sector. We think that the valuations of the stocks in this sector indicate that other investors are assuming that the two-year recovery in the oil patch is over.

  The technology sector can be fickle. Although the Russell 2000 Index posted good returns, our selections trailed the index. Our winners, which were big ones, were Aspect Development, a manufacturer of component and supplier management software; Networks Associates, an enterprise software company; Aspect Telecommunications, a provider of callcenter processing; and Intuit, a provider of financial software solutions. Nevertheless, losing positions in Security Dynamics, VIASOFT, and Learning Tree International, all of whom suffered
earnings    disappointments,    offset    the    winners.

  Regardless of economic and market fluctuations, we continue to build the Portfolio one company at a time. We want to assure our investors that we look to prune our mistakes, support our winners, and keep a keen eye on our stocks' fundamentals.

We thank you for your interest. You can be sure that we will continue to exert our best efforts on your behalf.

                                  Sincerely,


[Hilary R. Woods signature logo]    [Paul Kandel signature logo]


Hilary R. Woods                     Paul Kandel

Co-Portfolio Manager                Co-Portfolio Manager

July 17, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is an unmanaged index of small cap stock performance.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Standard & Poor's 400 MidCap Index is an unmanaged index of mid-cap performance.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

Common Stocks--94.7%                                                                                  Shares           Value
-------------------------------------------------------

                                                                                               _______________   ______________
         Commercial Services--4.4%  Outdoor Systems                                    (a)            810,000  $     22,680,000

                                    Profit Recovery Group International                (a)            600,000        16,762,500

                                    Reynolds & Reynolds, Cl. A                                        850,000        15,459,375

                                    Strategic Distribution                             (a)            970,000         5,335,000

                                                                                                                _______________

                                                                                                                     60,236,875

                                                                                                                _______________

           Consumer Durables--2.4%  Middleby                                           (a)            330,000         2,021,250

                                    Mohawk Industries                                  (a)            535,000        16,952,813

                                    Sola International                                 (a)            420,000        13,728,750

                                                                                                                _______________

                                                                                                                     32,702,813

                                                                                                                _______________

       Consumer Non-Durables--6.2%  Bush Boake Allen                                   (a)            300,000         8,793,750

                                    Fresh Del Monte Produce                                           750,000        14,203,125

                                    Movado Group                                                      400,000        12,100,000

                                    Nautica Enterprises                                (a)            525,000        14,076,562

                                    Tommy Hilfiger                                     (a)            300,000        18,750,000

                                    Warnaco Group, Cl. A                                              425,000        18,035,938

                                                                                                                _______________

                                                                                                                     85,959,375

                                                                                                                _______________

           Consumer Services--6.5%  AMF Bowling                                                       600,000        17,400,000

                                    ICG Communications                                 (a)            450,000        16,453,125

                                    Meredith                                                          440,000        20,652,500

                                    Signature Resorts                                  (a)            510,000         8,415,000

                                    Sun International Hotels                           (a)            360,000        16,380,000

                                    TCA Cable TV                                                      175,000        10,500,000

                                                                                                                _______________

                                                                                                                     89,800,625

                                                                                                                _______________

       Electronic Technology--6.1%  Amkor Technology                                                1,500,000        14,015,625

                                    Aspect Telecommunications                          (a)            575,000        15,740,625

                                    Cordant Technologies                                              390,000        17,988,750

                                    Newport News Shipbuilding                                         550,000        14,712,500

                                    Saville Systems, A.D.R.                            (a)            250,000        12,531,250

                                    Watkins-Johnson                                                   350,000         9,100,000

                                                                                                                _______________

                                                                                                                     84,088,750

                                                                                                                _______________

             Energy Minerals--2.7%  Bayard Drilling Technologies                       (b)          1,150,000         9,343,750

                                    Meridian Resource                                (a,b)          1,900,000        13,418,750

                                    Ocean Energy                                       (a)            750,000        14,671,875

                                                                                                                _______________

                                                                                                                     37,434,375

                                                                                                                _______________

                    Finance--20.0%  Amerin                                             (a)            485,000        14,155,937

                                    Berkley (W.R.)                                                    375,000        15,023,437

                                    Capital Re                                                        230,000        16,473,750

                                    Charter One Financial                                             540,000        18,191,250

                                    D & N Financial                                                   253,550         6,798,309

                                    Dime Bancorp                                                      565,000        16,914,688

                                    Duff & Phelps Credit Rating                        (b)            280,000        15,610,000

                                    Enhance Financial Services Group                                  660,000        22,275,000

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                             Shares            Value
-------------------------------------------------------

                                                                                                 _______________  ______________

               Finance (continued)  Everest Reinsurance Holdings                                      475,000  $     18,257,813

                                    Executive Risk                                                    275,000        20,281,250

                                    FBL Financial Group, Cl. A                                        650,000        16,656,250

                                    Horace Mann Educators                                             450,000        15,525,000

                                    Legg Mason                                                        265,000        15,254,063

                                    Liberty Financial                                                 355,000        12,247,500

                                    Life Re                                                           235,000        19,270,000

                                    Reliance Group Holdings                                           900,000        15,750,000

                                    Terra Nova (Bermuda) Holdings, Cl. A                              570,000        17,883,750

                                                                                                                _______________

                                                                                                                    276,567,997

                                                                                                                _______________

             Health Services--5.9%  AmeriSource Health, Cl. A                          (a)            300,000        19,706,250

                                    Beverly Enterprises (New)                                       1,028,900        14,211,681

                                    Concentra Managed Care                             (a)            360,000         9,360,000

                                    IDX Systems                                        (a)            365,000        16,812,812

                                    PhyCor                                             (a)            425,000         7,039,063

                                    Universal Health Services, Cl. B                   (a)            245,000        14,301,875

                                                                                                                _______________

                                                                                                                     81,431,681

                                                                                                                _______________

           Health Technology--4.7%  Gilead Sciences                                    (a)            400,000        12,825,000

                                    Mentor                                                            605,000        14,671,250

                                    Pharmacyclics                                      (a)            551,000        13,086,250

                                    Physio-Control International                       (a)            625,000        16,445,312

                                    Varian Associates                                                 200,900         7,835,100

                                                                                                                _______________

                                                                                                                     64,862,912

                                                                                                                _______________

         Industrial Services--3.7%  Foster Wheeler                                                    500,000        10,718,750

                                    Global Industries                                  (a)            900,000        15,187,500

                                    IMCO Recycling                                                    625,000        11,562,500

                                    Laidlaw Environmental Services                     (a)          1,050,000         3,806,250

                                    Superior Energy Services                         (a,b)          1,875,000         9,492,187

                                                                                                                _______________

                                                                                                                     50,767,187

                                                                                                                _______________

         Non-Energy Minerals--1.8%  Birmingham Steel                                                  815,000        10,085,625

                                    Minerals Technologies                                             300,000        15,262,500

                                                                                                                _______________

                                                                                                                     25,348,125

                                                                                                                _______________

          Process Industries--3.4%  Albany International, Cl. A                                       522,600        12,509,737

                                    Crompton & Knowles                                                450,000        11,334,375

                                    OM Group                                                          320,000        13,200,000

                                    RPM                                                               580,000         9,860,000

                                                                                                                _______________

                                                                                                                     46,904,112

                                                                                                                _______________

      Producer Manufacturing--8.4%  Coltec Industries                                  (a)            600,000        11,925,000

                                    Gleason                                                           275,000         7,734,375

                                    Halter Marine Group                                (a)            760,000        11,447,500

                                    Harsco                                                            375,000        17,179,688

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                             Shares           Value
-------------------------------------------------------

                                                                                                _______________  ______________

Producer Manufacturing (continued)  MagneTek                                           (a)            693,500  $     10,922,625

                                    Reliance Steel & Aluminum                                         425,000        16,415,625

                                    Titan International                                               660,000        11,220,000

                                    U.S. Can                                           (a)            500,000         7,343,750

                                    UNOVA                                                             550,000        11,825,000

                                    Wyman-Gordon                                       (a)            500,000         9,968,750

                                                                                                                _______________

                                                                                                                    115,982,313

                                                                                                                _______________

                Retail Trade--4.5%  Bed Bath & Beyond                                  (a)            325,000        16,839,062

                                    Consolidated Stores                                (a)            360,000        13,050,000

                                    Tiffany                                                           400,000        19,200,000

                                    Wolverine World Wide                                              600,000        13,012,500

                                                                                                                _______________

                                                                                                                     62,101,562

                                                                                                                _______________

         Technology Services--6.1%  Aspect Development                                 (a)            220,000        16,637,500

                                    Checkpoint Software Technologies                   (a)            350,000        11,462,500

                                    Excite                                             (a)            100,000         9,001,810

                                    Intuit                                             (a)            315,000        19,293,750

                                    JDA Software Group                                 (a)            225,000         9,843,750

                                    Networks Associates                                (a)            375,000        17,953,125

                                                                                                                _______________

                                                                                                                     84,192,435

                                                                                                                _______________

              Transportation--2.4%  Eagle USA Airfreight                               (a)            500,000        17,343,750

                                    Expeditors International of Washington                            360,000        15,840,000

                                                                                                                _______________

                                                                                                                     33,183,750

                                                                                                                _______________

                   Utilities--5.5%  IPALCO Enterprises                                                235,000        10,442,813

                                    Metromedia Fiber Network, Cl. A                                   415,000        19,349,375

                                    Montana Power                                                     173,400         6,025,650

                                    National Fuel Gas                                                 295,000        12,850,938

                                    NEXTLINK Communications, Cl. A                                    450,000        17,043,750

                                    Sierra Pacific Resources                                          300,000        10,893,750

                                                                                                                _______________

                                                                                                                     76,606,276

                                                                                                                _______________

                                    TOTAL COMMON STOCKS

                                        (cost $1,043,770,534)                                                    $1,308,171,163

                                                                                                                ===============


DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                 Principal

Short-Term Investments--8.8%                                                                      Amount             Value
-------------------------------------------------------

                                                                                              _______________    ______________

              U.S. Treasury Bills   4.93%, 7/23/1998                                        $       2,222,000  $      2,215,378

                                    4.89%, 7/30/1998                                                2,176,000         2,167,818

                                    4.96%, 8/6/1998                                                24,002,000        23,885,590

                                    5.06%, 8/20/1998                                                5,725,000         5,686,471

                                    4.89%, 8/27/1998                                                6,022,000         5,975,631

                                    4.94%, 9/3/1998                                                10,083,000         9,994,975

                                    4.96%, 9/10/1998                                               27,513,000        27,248,050

                                    4.98%, 9/17/1998                                               32,654,000        32,308,521

                                    4.88%, 9/24/1998                                                5,771,000         5,705,038

                                    4.95%, 10/1/1998                                                1,352,000         1,334,816

                                    4.97%, 10/8/1998                                                5,257,000         5,185,137

                                                                                                                _______________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $121,689,699)                                                     $   121,707,425

                                                                                                                ===============


TOTAL INVESTMENTS (cost $1,165,460,233)                                                                103.5%    $1,429,878,588

x                                                                                                      ======   ===============


LIABILITIES, LESS CASH AND RECEIVABLES                                                                  (3.5%) $    (48,151,847)

                                                                                                       ======   ===============

NET ASSETS                                                                                             100.0%    $1,381,726,741

                                                                                                       ======   ===============

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

(b)  Investments in non-controlled affiliates (cost $63,610,456)--see Note 1(d)

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                   Cost              Value

                                                                                              _______________    ______________
ASSETS:                          Investments in securities--See Statement of Investments       $1,165,460,233    $1,429,878,588

                                 Cash                                                                                 5,840,073

                                 Receivable for investment securities sold                                            8,497,670

                                 Dividends and interest receivable                                                      472,105

                                 Prepaid expenses                                                                        10,696

                                                                                                                _______________

                                                                                                                  1,444,699,132

                                                                                                                _______________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          856,024

                                 Payable for investment securities purchased                                         62,077,260

                                 Accrued expenses                                                                        39,107

                                                                                                                _______________

                                                                                                                     62,972,391

                                                                                                                _______________

NET ASSETS                                                                                                       $1,381,726,741

                                                                                                                ===============


REPRESENTED BY:                  Paid-in capital                                                                 $1,043,328,899

                                 Accumulated distribution in excess of

                                   investment (loss)                                                                  (159,625)

                                 Accumulated net realized gain (loss) on investments                                 74,139,112

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4                                                           264,418,355

                                                                                                                _______________

NET ASSETS                                                                                                       $1,381,726,741

                                                                                                                ===============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       22,822,773

NET ASSET VALUE, offering and redemption price per share                                                                 $60.54

                                                                                                                         ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:             Cash dividends:
                                    Unaffiliated issuers                                         $  3,408,737

                                    Affiliated issuers                                                 16,800      $  3,425,537

                                                                                                 ____________

                                 Interest                                                                             1,582,392

                                                                                                                   ____________

                                        Total Income                                                                  5,007,929

EXPENSES:                        Investment advisory fee--Note 3(a)                                 5,034,590

                                 Custodian fees--Note 3(a)                                             50,378

                                 Prospectus and shareholders' reports                                  44,414

                                 Professional fees                                                     12,471

                                 Trustees' fees and expenses--Note 3(b)                                10,555

                                 Registration fees                                                      9,401

                                 Loan commitment fees--Note 2                                           3,541

                                 Shareholder servicing costs                                            2,170

                                 Miscellaneous                                                          6,479

                                                                                                 ____________

                                        Total Expenses                                                                5,173,999

                                                                                                                   ____________

INVESTMENT (LOSS)                                                                                                      (166,070)

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments:

                                    Unaffiliated issuers                                          $52,013,258

                                    Affiliated issuers                                             (1,323,940)

                                                                                                 ____________

                                        Net Realized Gain (Loss)                                                     50,689,318

                                 Net unrealized appreciation (depreciation) on investments:

                                    Unaffiliated issuers                                           33,591,036

                                    Affiliated issuers                                             (8,546,180)       25,044,856

                                                                                                 ____________      ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               75,734,174

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $75,568,104

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Six Months Ended

                                                                                         June 30, 1998        Year Ended

                                                                                          (Unaudited)      December 31, 1997

                                                                                        ________________      _______________


OPERATIONS:
  Investment income (loss)--net                                                      $         (166,070)    $       1,358,446

  Net realized gain (loss) on investments                                                    50,689,318            96,378,291

  Net unrealized appreciation (depreciation) on investments                                  25,044,856            72,300,596

                                                                                        _______________       _______________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          75,568,104           170,037,333

                                                                                        _______________       _______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                     --                   (1,354,282)

  Net realized gain on investments                                                           --                  (71,603,959)

                                                                                        _______________      _______________

    Total Dividends                                                                          --                  (72,958,241)

                                                                                        _______________      _______________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                              73,679,601          203,123,864

  Dividends reinvested                                                                       --                   72,958,241

  Cost of shares redeemed                                                                   (41,812,816)         (59,234,781)

                                                                                        _______________      _______________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  31,866,785          216,847,324

                                                                                        _______________      _______________

       Total Increase (Decrease) in Net Assets                                              107,434,889          313,926,416

NET ASSETS:

  Beginning of Period                                                                     1,274,291,852          960,365,436

                                                                                        _______________      _______________

  End of Period                                                                          $1,381,726,741       $1,274,291,852

                                                                                        ===============      ===============


UNDISTRIBUTED INVESTMENT INCOME (INVESTMENT LOSS)--NET                                   $     (159,625)     $         6,445

                                                                                        _______________      _______________

                                                                                             Shares               Shares

                                                                                        _______________      _______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                 1,224,141            3,591,846

  Shares issued for dividends reinvested                                                     --                    1,337,947

  Shares redeemed                                                                              (702,606)          (1,069,993)

                                                                                        _______________      _______________

    Net Increase (Decrease) in Shares Outstanding                                               521,535            3,859,800

                                                                                        ===============      ===============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                       Six Months Ended

                                                        June 30, 1998                       Year Ended December 31,

                                                                            ____________________________________________________

PER SHARE DATA:                                           (Unaudited)        1997       1996       1995       1994      1993

                                                          __________        ______     ______     ______    ______     ______
   Net asset value, beginning of period                      $57.14         $52.08     $46.13    $36.52     $34.45     $22.71

                                                            ______          ______     ______     ______    ______     ______

   Investment Operations:

   Investment income (loss)--net                              (.01)            .07        .10       .16        .17        .14

   Net realized and unrealized gain (loss)

       on investments                                         3.41            8.49       7.53     10.54       2.50      14.93

                                                            ______          ______     ______     ______    ______     ______

   Total from Investment Operations                           3.40            8.56       7.63     10.70       2.67      15.07

                                                            ______          ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net                       --             (.07)      (.10)     (.18)      (.16)      (.14)

   Dividends in excess of investment income--net               --               --         --        --         --       (.01)

   Dividends from net realized gain on investments             --            (3.43)     (1.51)     (.91)      (.33)     (3.18)

   Dividends in excess of net realized gain

       on investments                                          --               --       (.07)        --      (.11)        --

                                                            ______          ______     ______     ______    ______     ______

   Total Distributions                                         --            (3.50)     (1.68)     (1.09)     (.60)     (3.33)

                                                            ______          ______     ______     ______    ______     ______

   Net asset value, end of period                           $60.54          $57.14     $52.08     $46.13    $36.52     $34.45

                                                            ======          ======     ======     ======    ======     ======


TOTAL INVESTMENT RETURN                                      5.95%*          16.75%     16.60%    29.38%      7.75%     68.31%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets         .           38%*            .78%       .79%      .83%       .55%       .25%

   Ratio of net investment income (loss)

       to average net assets                                 (.01%)*            .12%      .24%      .54%      1.18%       .89%

   Decrease reflected in above expense ratios due to

       undertakings by The Dreyfus Corporation                 --                --        --        --        .52%      1.79%

   Portfolio Turnover Rate                                  37.36%*           79.00%     89.10%    99.02%    106.00%    244.59%

   Net Assets, end of period (000's Omitted)           $1,381,727        $1,274,292   $960,365  $543,281   $173,215    $18,337
-----------------------------

*  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Cap Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize capital appreciation. The Dreyfus Corporation (" Dreyfus" ) serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series received net earnings credits of $11,727 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (D) AFFILIATED ISSUERS: Issuers in which the Series held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 1998:

                                                                  Shares

                                               ____________________________________________

Name of Issuer                                  Beginning                              End of       Dividend       Market

                                                of period    Purchases     Sales       Period        Income         Value

                                               _________     _________    ________   _________      ________     ____________
Duff & Phelps Credit Rating                      280,000         --          --        280,000       $16,800      $15,610,000

Superior Energy Services                       1,200,000      990,000      315,000   1,875,000                      9,492,187

Bayard Drilling Technologies                     700,000      450,000        --      1,150,000                      9,343,750

Meridian Resource                                999,520    1,075,480      175,000   1,900,000                     13,418,750

Pharmacyclics *                                  550,000       16,000       15,000     551,000                     13,086,250

*  No longer an affiliated issuser at June 30, 1998.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

  (F) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended June 30, 1998, the Series was charged $95 pursuant to the transfer agency agreement.

  The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended June 30, 1998, the Series was charged $50,378 pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998:

                                              Purchases       Sales

                                              _____________ _____________

   Unaffiliated issuers                       $507,599,617  $476,060,139

   Affiliated issuers                           23,434,629     5,371,461

                                              _____________ _____________

       Total                                  $531,034,246  $481,431,600

                                              ============= =============


  At June 30, 1998, accumulated net unrealized appreciation on investments was $264,418,355, consisting of $330,255,767 gross unrealized appreciation and $65,837,412 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).